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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT: JULY 23, 2003
                (DATE OF EARLIEST EVENT REPORTED: JULY 21, 2003)


                          El Paso Natural Gas Company
             (Exact name of registrant as specified in its charter)

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
            DELAWARE                          1-2700                     74-0608280
 (State or other jurisdiction of       (Commission File Number)      (I.R.S. employer
  incorporation or organization)                                    identification number)
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                                EL PASO BUILDING
                                 1001 LOUISIANA
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 420-2600
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On July 21, 2003, El Paso Natural Gas Company, a Delaware corporation (the "Company"), pursuant to a Purchase Agreement dated as of July 16, 2003 (the "Purchase Agreement") among the Company and the initial purchasers named in Schedule A thereto (collectively, the "Initial Purchasers"), sold $355,000,000 aggregate principal amount of its 7 5/8% Senior Notes due 2010 (the "Notes") to the Initial Purchasers (the "Offering"). The Company issued the Notes pursuant to an indenture dated as of July 21, 2003 between the Company and Wilmington Trust Company, as trustee (the "Indenture"). The Initial Purchasers will resell the Notes in private transactions in conformance with Rule 144A or Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The net proceeds from the Offering will be approximately $343.5 million after deducting Initial Purchasers' discounts and estimated offering expenses. The Company expects to deposit up to $343.5 million into escrow for the benefit of the settling parties in connection with its settlement of the principal litigation and claims against it relating to the sale or delivery of natural gas and/or electricity to or in the Western United States (the Western Energy Settlement). Until the escrow account is established, the Company expects to maintain the net proceeds of the offering for working capital purposes. If the Western Energy Settlement is not approved, or the related escrow account is not established, the net proceeds will be used for the Company's other working capital and general corporate purposes.

            On July 21, 2003, the Company entered into a Registration Rights Agreement with the Initial Purchasers, pursuant to which the Company agreed to
(i) file with the Securities and Exchange Commission within 90 days following July 21, 2003, a registration statement on an appropriate form under the Securities Act (the "Exchange Offer Registration Statement") relating to a registered exchange offer for the Notes under the Securities Act and (ii) use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act within 210 days following July 21, 2003.

            In connection with the closing of the Offering, the Company is filing certain exhibits as part of this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits.

           1.1 Purchase Agreement dated as of July 16, 2003 between El Paso Natural Gas Company and the Initial Purchasers.

           4.1 Indenture dated as of July 21, 2003 between El Paso Natural Gas Company and Wilmington Trust Company, as trustee.

           4.2  Form of 7 5/8% Notes Due 2010. Included in Exhibit 4.1.

          10.1 Registration Rights Agreement dated as of July 21, 2003 between El Paso Natural Gas Company and the Initial Purchasers.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2003                        El Paso Natural Gas Company



                                            /s/ GREG G. GRUBER
                                            -------------------------------
                                            By: Greg G. Gruber
                                                Senior Vice President,
                                                Chief Financial Officer,
                                                Director and Treasurer




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                                  EXHIBIT INDEX


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
EXHIBIT NO.       DESCRIPTION
-----------       -----------
1.1               Purchase Agreement dated as of July 16, 2003 between El Paso
                  Natural Gas Company and the Initial Purchasers.

4.1 Indenture dated as of July 21, 2003 between El Paso Natural Gas Company and Wilmington Trust Company, as trustee.

4.2               Form of 7 5/8% Notes Due 2010. Included in Exhibit 4.1.

10.1 Registration Rights Agreement dated as of July 21, 2003 between El Paso Natural Gas Company and the Initial Purchasers.
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